Exhibit 10.5

SURETYSHIP AGREEMENT

This SURETYSHIP AGREEMENT (this “Agreement”) is made as of December 18, 2020, by POSTAL REALTY LP, a Delaware limited partnership (“Surety”) in favor of THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York corporation (“Co-Lender 1”), and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA., a Pennsylvania corporation (“Co-Lender 2”) (Co-Lender 1 and Co-Lender 2 being referred to herein, individually and collectively, as “Lender”).

1. Loan and Note. This Agreement is executed in connection with a $30,225,000.00 loan (“Loan”) made by Lender to Thorn Hill Postal Realty Holdings LLC, a Delaware limited liability company (“Borrower”). The Loan is (a) evidenced by a Promissory Note of even date herewith in the original principal amount of $20,915,700.00 made by Borrower to the order of Co-Lender 1, a Promissory Note of even date herewith in the original principal amount of $3,838,575.00 made by Borrower to the order of Co-Lender 1, and a Promissory Note of even date herewith in the original principal amount of $5,470,725.00 made by Borrower to the order of Co-Lender 2 (such Promissory Notes being referred to herein, individually and collectively, as the “Note”), and (b) secured by, among other things, an Open-End Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents of even date herewith granted by Borrower for the benefit of Lender (“Mortgage,” and, together with the Note and all other documents executed by Borrower evidencing and/or securing the Loan, “Loan Documents”) covering certain real property commonly known as Thorn Hill Distribution Center located at 51 Pennwood Place, Warrendale, Pennsylvania 15086 and more particularly described in the Mortgage. All capitalized terms used herein without definition shall have the meanings given to such terms in the Mortgage.

2. Purpose and Consideration. The execution and delivery of this Agreement by Surety is a condition to Lender’s willingness to make the Loan to Borrower, is made in order to induce Lender to make the Loan, and is made in recognition that Lender will be relying upon this Agreement in making the Loan and performing any other obligations it may have under the Loan Documents. Surety has a significant ownership interest in Borrower, and, accordingly, acknowledges that Surety will receive material direct and indirect benefit from Lender making the Loan to Borrower.

3. Agreement. For the consideration recited above and for other good and valuable consideration, Surety hereby absolutely, primarily, unconditionally and irrevocably, becomes surety to Lender for the payment and performance of all obligations of Borrower for which Borrower has, or may incur, personal liability to Lender under Section 15 of the Note (collectively, the “Obligations”).

4. Agreement is Independent and Absolute. The obligations of Surety hereunder are independent of the obligations of Borrower and of any other person who may become liable with respect to the Obligations. Surety is jointly and severally liable with Borrower and with any other surety for the full and timely payment and performance of all of the Obligations. Surety expressly agrees that a separate action or actions may be brought and prosecuted against Surety (or any other surety), whether or not any action is brought against Borrower, any other surety or any other person for any Obligations guaranteed hereby and whether or not Borrower, any other surety or any other persons are joined in any action against Surety. Surety further agrees that Lender shall have no obligation to proceed against any security for the Obligations prior to enforcing this Agreement against Surety, and that Lender may pursue or omit to pursue any and all rights and remedies Lender has against any person or with respect to any security in any order or simultaneously or in any other manner. All rights of Lender and all obligations of Surety hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Note or any other Loan Document, and (b) any other circumstances which might otherwise constitute a defense available to, or a discharge of Borrower in respect of, the Obligations. Notwithstanding any non recourse provisions of the Note, the Mortgage or any other such provision in any other Loan Document, Lender shall be entitled to bring a separate action, in addition to any proceeding to enforce the Mortgage or the Note, against Surety to enforce this Suretyship Agreement. Lender shall have, at its sole discretion, the option of (i) seeking to collect all of the Secured Obligations in foreclosure or execution proceedings, or (ii) bifurcating the collection of the Secured Obligations and (a) seeking to collect the non recourse obligations set forth in the Note and herein in the foreclosure or execution proceedings, and (b) seeking to enforce and collect the recourse obligations, including but not limited to those obligations set forth in Section 5.10 of the Mortgage, in a separate action. If Lender seeks to bifurcate the proceedings, the Sale or recovery in one action will not act as a bar to Lender’s right to recover in the second action or the satisfaction in whole or in part of any indebtedness due under the second action.

5. Authorizations to Lender. Surety authorizes Lender, without notice or demand and without affecting Surety’s liability hereunder, from time to time (a) to renew, extend, accelerate or otherwise change the time for payment of, change, amend, alter, cancel, compromise or otherwise modify the terms of the Note, including increasing the rate or rates of interest thereunder agreed to by Borrower, and to grant any indulgences, forbearances, or extensions of time; (b) to renew, extend, change, amend, alter, cancel, compromise or otherwise modify any of the terms, covenants, conditions or provisions of any of the Loan Documents or any of the Obligations; (c) to apply any security and direct the order or manner of sale thereof as Lender, in Lender’s discretion, may determine; (d) to proceed against Borrower, Surety or any other surety with respect to any or all of the Obligations without first foreclosing against any security therefor; (e) to exchange, release, surrender, impair or otherwise deal in any manner with, or waive, release or subordinate any security interest in, any security for the Obligations; (f) to release or substitute Borrower, any other sureties, endorsers, or other parties who may be or become liable with respect to the Obligations, without any release being deemed made of Surety or any other such person; and (g) to accept a conveyance or transfer to Lender of all or any part of any security in partial satisfaction of the Obligations, or any of them, without releasing Borrower, Surety, or any other surety, endorser or other party who may be or become liable with respect to the Obligations, from any liability for the balance of the Obligations.

6. Application of Payments Received by Lender. Any sums of money Lender receives from or for the account of Borrower may be applied by Lender to reduce any of the Obligations or any other liability of Borrower to Lender, as Lender in Lender’s discretion deems appropriate. The expenses of any Sale shall be applied as provided in Section 7.7(c) of the Mortgage.

7. Waivers by Surety. In addition to all waivers expressed in any of the Loan Documents, all of which are incorporated herein by Surety, Surety hereby waives (a) presentment, demand, protest and notice of protest, notice of dishonor and of non-payment, notice of acceptance of this Agreement, and diligence in collection; (b) notice of the existence, creation, or incurring of any new or additional Obligations under or pursuant to any of the Loan Documents; (c) any right to require Lender to proceed against, give notice to, or make demand upon Borrower; (d) any right to require Lender to proceed against or exhaust any security or to proceed against or exhaust any security in any particular order; (e) any right to require Lender to pursue any remedy of Lender; (f) any right to direct the application of any security held by Lender; (g) any right of subrogation, any right to enforce any remedy which Lender may have against Borrower, any right to participate in any security now or hereafter held by Lender and any right to reimbursement from the Borrower for amounts paid to Lender by Surety until all of the Secured Obligations (as defined in the Mortgage) have been satisfied; (h) to the extent permitted by law, benefits, if any, of Surety under any anti-deficiency statutes or single-action legislation; (i) any defense arising out of any disability or other defense of Borrower, including bankruptcy, dissolution, liquidation, cessation, impairment, modification, or limitation, from any cause, of any liability of Borrower, or of any remedy for the enforcement of such liability; (j) any statute of limitations affecting the liability of Surety hereunder; (k) any right to plead or assert any election of remedies by Lender; and (l) any other defenses available to a surety under applicable law.

8. Subordination by Surety. Surety hereby agrees that any indebtedness of Borrower to Surety, whether now existing or hereafter created, shall be and is hereby subordinated to the indebtedness of Borrower to Lender under the Loan Documents. At any time during which a Default or Event of Default shall exist, Surety shall not accept or seek to receive any amounts from Borrower on account of any indebtedness of Borrower to Surety.

9. NO RECOURSE TO BORROWER. SURETY AGREES NOT TO SEEK RECOURSE AGAINST BORROWER BY SUBROGATION OR OTHERWISE IN THE EVENT SURETY IS CALLED UPON TO PAY LENDER UNDER THE SURETYSHIP ESTABLISHED BY THIS AGREEMENT UNTIL SUCH TIME AS THE OBLIGATIONS HAVE BEEN PAID AND SATISFIED IN FULL. UNTIL SUCH TIME AS THE OBLIGATIONS HAVE BEEN PAID AND SATISFIED IN FULL, SURETY IRREVOCABLY WAIVES ANY AND ALL RIGHTS SURETY MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW OR CONTRACT) TO ASSERT ANY CLAIM AGAINST BORROWER ON ACCOUNT OF PAYMENTS MADE BY SURETY UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY AND ALL RIGHTS OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION OR INDEMNITY.

10. Bankruptcy Reimbursements. Surety hereby agrees that if any amounts paid to Lender by Borrower or any other party liable for payment and satisfaction of the Obligations (other than Surety) are recovered from Lender in any bankruptcy proceeding, then to the extent covered hereunder, Surety shall reimburse Lender immediately on demand for all amounts so recovered from Lender, together with interest thereon at the default rate set forth in the Note from the date such amounts are so recovered until repaid in full to Lender, and, for this purpose, this Agreement shall survive repayment of the Loan. Without limiting the foregoing, Surety shall pay all costs and expenses incurred by Lender in connection with any bankruptcy proceeding of Borrower, Surety or any other party liable for payment and satisfaction of the Obligations, including attorneys’ fees and expenses. Surety’s obligations under this Section 10 shall survive payment of the Obligations, notwithstanding any action taken by Lender as described in Section 5 of this Agreement.

11. Net Worth and Liquid Assets Covenant. Until all of the Obligations have been paid in full, Surety shall maintain (a) a Net Worth in excess of $30,000,000.00 and (b) Liquid Assets having a market value of at least $500,000.00. Surety’s Net Worth and Liquid Assets shall be set forth in reasonable detail in the financial statements required to be delivered to Lender under this Suretyship Agreement. The term “Net Worth” shall mean, as of a given date, (x) the total assets of Surety as of such date less (y) such Surety’s total liabilities as of such date, determined in accordance with generally accepted accounting principles, consistently applied. For purposes of this Section 11, Surety’s direct or indirect equity interest in the Property shall not be included in the calculation of Net Worth. The term “Liquid Assets” shall mean assets in the form of cash, cash equivalents, obligations of (or fully guaranteed as to principal and interest by) the United States or any agency or instrumentality thereof (provided the full faith and credit of the United States supports such obligation or guarantee), certificates of deposit issued by a commercial bank having net assets of not less than $500 million, securities listed and traded on a recognized stock exchange or traded over the counter and listed in the National Association of Securities Dealers Automatic Quotations, or liquid debt instruments that have a readily ascertainable value and are regularly traded in a recognized financial market.

12. Jurisdiction and Venue. Surety hereby submits itself to the jurisdiction and venue of any state court located in Butler County, Pennsylvania or in any federal court in the district in which such county is located in connection with any action or proceeding brought for enforcement of Surety’s obligations hereunder, and hereby waives any and all personal or other rights under the law of any other country or state to object to jurisdiction within such locations for purposes of litigation to enforce such obligations. Surety agrees that service of process upon Surety shall be complete upon delivery thereof in any manner permitted by law to Surety’s agent for service of process as designated in Section 13, below.

13. Service of Process. Surety hereby appoints Capitol Services, Inc., 1675 S. State Street, Suite B, Dover, Delaware 19901, as its lawfully designated agent for service of process and hereby consents to such service for purposes of submitting to the jurisdiction and venue of any federal or state court located in Butler County, Pennsylvania, as provided in Section 12, above. Surety hereby agrees that it shall not change its designated agent without giving prior written notice thereof to Lender.

14. Financial Statements. In addition to those obligations set forth in any of the Loan Documents, for so long as any of the Obligations remain unsatisfied, within ninety (90) days after the end of each calendar year, Surety shall furnish to Lender financial statements of Surety for such calendar year in the same form as those provided to Lender in connection with the origination of the Loan. With respect to the financial statements of Surety, Lender acknowledges that Surety’s financials are consolidated with Parent Company and, so long as Lender is reasonably able to determine the financial status, net worth, and liquidity of Surety from such financial statements, independent of other entities, Lender will accept such financial statement, in lieu of a financial statement of Surety directly.

15. Assignability. This Agreement shall be binding upon Surety and Surety’s heirs, representatives, successors, and assigns and shall inure to the benefit of Lender and Lender’s successors and assigns. This Agreement shall follow the Note and other Loan Documents which are for the benefit of Lender, and, in the event the Note and other Loan Documents are negotiated, sold, transferred, assigned, or conveyed by Lender in whole or in part, this Agreement shall be deemed to have been sold, transferred, assigned, or conveyed by Lender to the holder or holders of the Note and other Loan Documents, with respect to the Obligations contained therein, and such holder or holders may enforce this Agreement as if such holder or holders had been originally named as Lender hereunder.

16. Payment of Costs of Enforcement. In the event any action or proceeding is brought to enforce this Agreement, Surety shall pay all out-of-pocket costs and expenses of Lender in connection with such action or proceeding, including, without limitation, all attorneys’ fees incurred by Lender.

17. Notices. Any notice required or permitted to be given by Surety or Lender under this Agreement shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service which guarantees next-business day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

If to Surety:

Postal Realty LP

75 Columbia Avenue

Cedarhurst, New York 11516

Attention: Carrie Herz, Esq.

With a copy to:

Goldberg Weprin Finkel Goldstein LLP

1501 Broadway, 22nd Floor

New York, New York 10036

Attention: Elizabeth Smith, Esq.

If to Lender:

The United States Life Insurance Company in the City of New York

c/o AIG Investments

777 S. Figueroa Street, 16th Floor

Los Angeles, California 90017-5800

Attn: VP, Servicing – Commercial Mortgage Lending

and to:

National Union Fire Insurance Company of Pittsburgh, Pa.

c/o AIG Investments

777 S. Figueroa Street, 16th Floor

Los Angeles, California 90017-5800

Attn: VP, Servicing – Commercial Mortgage Lending

Either party may change such party’s address for notices or copies of notices by giving notice to the other party in accordance with this Section 17.

18. Reinstatement of Obligations. If at any time all or any part of any payment made by Surety or received by Lender from Surety under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of any Surety), then the obligations of Surety hereunder shall, to the extent of the payment rescinded or returned, and to the extent permitted by law, be deemed to have continued in existence, notwithstanding such previous payment made by Surety, or receipt of payment by Lender, and the obligations of Surety hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Surety had never been made.

19. Severability of Provisions. If any provision hereof or of any other Loan Document shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of the document in which such provision is set forth, the application of the provision to other persons, entities or circumstances, and any other document referred to herein shall not be affected thereby but instead shall be enforceable to the maximum extent permitted by law.

20. Joint and Several Obligation. If Surety is more than one person or entity, then (a) all persons or entities comprising Surety are jointly and severally liable for all of the Obligations; (b) all representations, warranties, and covenants made by Surety shall be deemed representations, warranties, and covenants of each of the persons or entities comprising Surety; (c) any breach, default or Event of Default by any of the persons or entities comprising Surety hereunder shall be deemed to be a breach, default, or Event of Default of Surety; and (d) any reference herein contained to the knowledge or awareness of Surety shall mean the knowledge or awareness of any of the persons or entities comprising Surety.

21. Waiver. Neither the failure of Lender to exercise any right or power given hereunder or to insist upon strict compliance by Borrower, Surety, any other surety, or any other person with any of its obligations set forth herein or in any of the Loan Documents, nor any practice of Borrower or Surety at variance with the terms hereof or of any Loan Documents, shall constitute a waiver of Lender’s right to demand strict compliance with the terms and provisions of this Agreement.

22. CERTAIN WAIVERS. SURETY, BY SIGNING THIS AGREEMENT, AND LENDER, BY ACCEPTING IT, EACH KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER AND SURETY ENTERING INTO THE LOAN.

Initial:	/s/ JG

23. Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

24. WARRANT OF ATTORNEY FOR CONFESSION OF JUDGMENT.

(a) SURETY DOES HEREBY AUTHORIZE AND EMPOWER THE PROTHONOTARY, CLERK OF COURT OR ANY ATTORNEY OF ANY COURT OF RECORD OF THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR AND CONFESS JUDGMENT AGAINST SURETY AND IN FAVOR OF LENDER, ITS SUCCESSORS OR ASSIGNS, AS OF ANY TERM, PAST, PRESENT OR FUTURE, WITH OR WITHOUT DECLARATION, FOR EACH AND ALL OF THE FOLLOWING AFTER AN EVENT OF DEFAULT UNDER ANY LOAN DOCUMENTS:

(i) THE UNPAID OBLIGATIONS DUE UNDER THIS AGREEMENT, AND

(ii) THE COSTS OF SUIT AND AN ATTORNEY'S FEE OF ONE PERCENT (1%) OF THE AMOUNTS SET FORTH IN ITEM (1) ABOVE FOR COLLECTION (BUT NOT LESS THAN $10,000.00), WITH RELEASE OF ALL ERRORS AND ON WHICH JUDGMENT LENDER MAY ISSUE OR CAUSE TO BE ISSUED AN EXECUTION OR EXECUTIONS, WAIVING APPRAISEMENT AS TO ANY PROPERTY LEVIED UPON BY VIRTUE OF ANY SUCH EXECUTION, ANY RIGHT TO A HEARING BEFORE EXECUTION ON ANY SUCH JUDGMENT, AND ALL EXEMPTION FROM LEVY AND SALE OF ANY PROPERTY WHICH NOW OR HEREAFTER IS EXEMPT UNDER ANY ACT OF THE STATE WHEREIN THE JUDGMENT IS ENTERED. NO SINGLE EXERCISE OF THIS WARRANT AND POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THIS POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE STRICKEN, VACATED, REMOVED OR OTHERWISE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THIS POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS LENDER SHALL ELECT UNTIL THIS AGREEMENT AND ALL SUMS DUE HEREUNDER SHALL BE PAID IN FULL, AND SURETY HAS PERFORMED ALL OF THE OTHER PROVISIONS HEREUNDER. SURETY HEREBY AUTHORIZES LENDER TO REASSESS DAMAGES FROM TIME TO TIME AND AS OFTEN AS LENDER DEEMS NECESSARY SO THAT ANY AND ALL JUDGMENTS CONFESSED HEREUNDER SHALL INCLUDE ALL SUMS LISTED UNDER SUBPARAGRAPHS (1) ABOVE AND THIS SUBPARAGRAPH (2) AS THE SAME ARE INCURRED FROM TIME TO TIME, EVEN AFTER ENTRY OF JUDGMENT UNDER THIS WARRANT OF ATTORNEY.

(b) WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND A COURT TRIAL. A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWER OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST LENDER WHETHER FOR FAILURE ON ITS PART TO COMPLY WITH THE TERMS OF THIS AGREEMENT OR ANY OTHER CAUSE.

(c) Surety, on Surety's behalf and on behalf of Surety's heirs, personal representatives, executors, successors and assigns, acknowledges and confirms that Surety understands that by signing this Warrant of Attorney for Confession of Judgment, a judgment for any amounts which may become due under the Loan Documents may be entered against Surety, without receiving prior notice of the entry of the judgment and without an opportunity to present to the Court any defenses Surety may have to the entry of the judgment, and Surety voluntarily agrees to the inclusion of the above Confession of Judgment provision in the Loan Documents, and agrees to be bound thereby.

SURETY:

POSTAL REALTY LP, a Delaware limited partnership

By:	Postal Realty Trust Inc., a Maryland corporation, its general partner

	By:	/s/ Jeremy Garber
	Name:	Jeremy Garber
	Title:	President

(d) The remedies of Lender provided herein and in the other Loan Documents and the warrant of attorney herein or therein contained, are cumulative and concurrent, and may be pursued singly, successively and together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

(e) Surety hereby releases Lender and its attorney or attorneys from all errors, defects and imperfections whatsoever of a procedural nature in entering judgment by confession hereon as aforesaid or in issuing any process or instituting any proceedings relating thereto and hereby waives all benefit that might accrue to Surety by virtue of any present or future laws exempting the property of Surety, or any part of the proceeds arising from any sale of the property of Surety, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process or extension of time. Surety agrees that the property of Surety may be sold to satisfy any judgment entered on the Note or any of the other Loan Documents, in whole or in part and in any order desired by Lender.

25. ACKNOWLEDGMENT BY SURETY. BY SIGNING THIS AGREEMENT, SURETY ACKNOWLEDGES THAT SURETY HAS READ AND UNDERSTOOD AND AGREES TO THE PROVISIONS CONTAINED IN THIS AGREEMENT, INCLUDING THE WAIVER OF TRIAL BY JURY.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, intending to be legally bound, Surety has executed this Agreement as of the day and year first above written.

SURETY:

Witnesses:	POSTAL REALTY LP, a Delaware limited partnership

	By:	Postal Realty Trust Inc., a Maryland corporation, its general partner

/s/ David Loss	By:	/s/ Jeremy Garber
(Name) /s/ David Loss		Name:	Jeremy Garber
		Title:	President

/s/ Raphael Harel
(Name) /s/ Raphael Harel

STATE OF NEW YORK	)
) ss.
COUNTY OF NASSAU	)

On this, the 15th day of December, 2020, before me, the undersigned officer, a Notary Public in and for the State and County aforesaid, personally appeared Jeremy Garber, President of Postal Realty Trust Inc., a Maryland corporation, as general partner of POSTAL REALTY LP, a Delaware limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained and received a true and correct copy of this instrument and of all other documents referred to therein.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Carrie Herz
Notary Public

Signature Page to Suretyship Agreement